Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of May 25, 2021 (this “Agreement”) is entered into by and among IIP Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), Innovative Industrial Properties, Inc., a Maryland corporation (the “Guarantor”), the subsidiary guarantors listed on the signature page hereto (the “Subsidiary Guarantors”), and BTIG, LLC, as representative (the “Representative”) of the initial purchasers (the “Initial Purchasers”) named in the Purchase Agreement (as defined below).

The Operating Partnership, the Guarantor, the Subsidiary Guarantors and the Representative, on behalf of the Initial Purchasers, are parties to the Purchase Agreement dated May 19, 2021 (the “Purchase Agreement”), which provides for the sale by the Operating Partnership to the Initial Purchasers of $300 million aggregate principal amount of the Operating Partnership’s 5.50% Senior Notes due 2026 (the “Securities”), which will be guaranteed on an unsecured basis by the Guarantor and the Subsidiary Guarantors, as set forth in the Indenture. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Operating Partnership, the Guarantor and the Subsidiary Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.                  Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Interest” shall have the meaning set forth in Section 2(d) hereof.

“Business Day” shall mean any day, other than a Saturday, Sunday or any other day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Closing Date” shall mean the Closing Time as defined in the Purchase Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Operating Partnership, the Guarantor and the Subsidiary Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Period” shall mean the one-year period following the consummation of the Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Operating Partnership and guaranteed by the Guarantor and the Subsidiary Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) and to be offered to Holders of Registrable Securities in exchange for Securities pursuant to the Exchange Offer.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Operating Partnership or used or referred to by the Operating Partnership in connection with the offer or sale of the Securities or the Exchange Securities.

“Guarantor” shall have the meaning set forth in the preamble and shall also include the Guarantor’s successors.

“Holders” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holders” shall include Participating Broker-Dealers.

“Indemnified Person” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 5(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of May 25, 2021, among the Operating Partnership, the Guarantor, the Subsidiary Guarantors and GLAS Trust Company, LLC, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Operating Partnership or any of its affiliates (as defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; and provided, further, that if the Operating Partnership shall issue any additional Securities under the Indenture prior to consummation of the Exchange Offer or, if applicable, the effectiveness of any Shelf Registration Statement, such additional Securities and the Registrable Securities to which this Agreement relates shall be treated together as one class for purposes of determining whether the consent or approval of Holders of a specified percentage of Registrable Securities has been obtained.

“Operating Partnership” shall have the meaning set forth in the preamble and shall also include the Operating Partnership’s successors.

“Participating Broker-Dealers” shall have the meaning set forth in Section 4(a) hereof.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus or a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Securities Act, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities has been declared effective under the Securities Act and such Securities have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Securities are eligible to be sold pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iii) when such Securities cease to be outstanding.

“Registration Default” shall have the meaning set forth in Section 2(d) hereof.

“Registration Default Damages” shall have the meaning set forth in Section 2(d) hereof.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Operating Partnership, the Guarantor and the Subsidiary Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, and any Free Writing Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Operating Partnership, the Guarantor and the Subsidiary Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Operating Partnership, the Guarantor and the Subsidiary Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Operating Partnership, the Guarantor and the Subsidiary Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Registration Statement Default” shall have the meaning set forth in Section 2(d) hereof.

“Representative” shall have the meaning set forth in the preamble hereto.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble hereto.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Operating Partnership, the Guarantor and the Subsidiary Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

“Shelf Registration Statement Default” shall have the meaning set forth in Section 2(d) hereof.

“Shelf Request” shall have the meaning set forth in Section 2(b) hereof.

“Staff” shall mean the staff of the SEC.

“Subsidiary Guarantor” shall have the meaning set forth in the preamble and shall include each such subsidiary’s successors.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.                  Registration Under the Securities Act.

(a)                To the extent not prohibited by any applicable law or applicable interpretations of the Staff, the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall use their commercially reasonable efforts to (i) cause to be filed, not later than 60 days following the Closing Date, an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities, (ii) cause the Exchange Offer Registration Statement to become effective under the Securities Act within 180 days of the Closing Date, (iii) keep the Exchange Offer open for a period not less than 20 Business Days, and (iv) have such Registration Statement remain continuously effective under the Securities Act, supplemented and amended as required under the Act, during the Exchange Offer Registration Period. The Operating Partnership, the Guarantor and the Subsidiary Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their commercially reasonable efforts to complete the Exchange Offer not later than 60 days after such effective date.

The Operating Partnership, the Guarantor and the Subsidiary Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)                 that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)               the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (each, an “Exchange Date” and collectively, the “Exchange Dates”);

(iii)             that any Registrable Security not tendered will remain outstanding and continue to accrue interest (but not any Additional Interest) but will not retain any rights under this Agreement;

(iv)              that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v)                that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address specified in the notice, an e-mail, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged, or (B) effecting such withdrawal otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Operating Partnership, the Guarantor and the Subsidiary Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Operating Partnership, the Guarantor or any Subsidiary Guarantor and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall:

(i)                 accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)               deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Operating Partnership and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

The Operating Partnership, the Guarantor and the Subsidiary Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff.

(b)                In the event that (i) the Operating Partnership, the Guarantor and the Subsidiary Guarantors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be completed as soon as practicable after the last Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed within 240 days following the Closing Date or (iii) upon receipt of a written request (a “Shelf Request”) from any Initial Purchaser representing that it holds Registrable Securities that are or were ineligible to be exchanged in the Exchange Offer, the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall use their commercially reasonable efforts to cause to be filed as soon as practicable after such determination, date or request, as the case may be, but in no event more than 30 days after such determination, date or request, a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC within 90 days after such determination, date or request; provided that no Holder shall be entitled to have its Registrable Securities covered by such Shelf Registration Statement unless such Holder has returned to the Operating Partnership a completed and signed selling securityholder questionnaire in reasonable and customary form by the reasonable deadline for responses set forth therein, which may include an agreement by the Holder to be bound by the provisions of this Agreement applicable to such Holder, including the indemnification obligations herein.

In the event that the Operating Partnership, the Guarantor and the Subsidiary Guarantors are required to file a Shelf Registration Statement pursuant to clause (iii) of the preceding sentence, the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall use their commercially reasonable efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers that were ineligible to be exchanged in the Exchange Offer.

The Operating Partnership, the Guarantor and the Subsidiary Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the date which is one year after the effective date of the Shelf Registration Statement or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the “Shelf Effectiveness Period”). The Operating Partnership, the Guarantor and the Subsidiary Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus and any Free Writing Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Operating Partnership for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement, Prospectus and Free Writing Prospectus to become usable as soon as thereafter practicable. The Operating Partnership, the Guarantor and the Subsidiary Guarantors agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c)                The Operating Partnership, the Guarantor and the Subsidiary Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof. Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

(d)                An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.

In the event that (i) any Registration Statement required by this Agreement is not filed with the SEC on or prior to the date specified in this Agreement, (ii) any Registration Statement required by this Agreement has not become effective with the SEC on or prior to the date specified in this Agreement, or (iii) the Exchange Offer is not completed on or prior to the date specified in this Agreement (each a “Registration Statement Default”), then the interest rate on the Registrable Securities will be increased by 0.25% per annum for the first 90-day period thereafter, and the amount of such additional interest will increase by an additional 0.25% per annum for each subsequent 90-day period, up to a maximum of 0.50% per annum over the original interest rate on the Securities (“Additional Interest”). At the time the Registration Statements are filed or become effective, as applicable, or the Exchange Offer is consummated, the interest rate on the Securities shall revert to the original interest rate on the Closing Date and the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall no longer be required to pay Additional Interest.

If the Shelf Registration Statement, if required hereby, (I) is not filed with the SEC on or prior to the date specified in this Agreement or is not declared effective with the SEC on or prior to the date specified in this Agreement, (II) has been declared effective and thereafter either ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 30 days (whether or not consecutive) in any 12-month period, or (III) if the Operating Partnership, the Guarantor or any Subsidiary Guarantor through their omission fails to name as a selling securityholder any Holder that had complied timely with its obligations hereunder in a manner to entitle such Holder to be named in the Shelf Registration Statement or any Prospectus (each a “Shelf Registration Statement Default” and together with the Registration Statement Default, the “Registration Default”), then the interest rate on the Registrable Securities will be increased by 0.25% per annum for the first 90-day period thereafter, and the amount of such additional interest will increase by an additional 0.25% per annum for each subsequent 90-day period, up to a maximum of 0.50% per annum over the original interest rate on the Securities (“Shelf Registration Additional Interest” and together with Additional Interest, “Registration Default Damages”). At the time that the Shelf Registration Statement is filed or becomes effective, as applicable, or has again become effective or the Prospectus again becomes useable or upon the time when the Holder is permitted to sell its Registrable Securities pursuant to a Shelf Registration Statement and Prospectus in accordance with applicable law, then the interest rate on the Securities shall revert to the original interest rate on the Closing Date and the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall no longer be required to pay Shelf Registration Additional Interest.

Any amounts of Registration Default Damages due pursuant to this Section 2(d) will be payable in cash on the next succeeding interest payment date to Holders entitled to receive such Registration Default Damages on the relevant record dates for the payment of such interest. If any Security ceases to be outstanding during any period for which Registration Default Damages are accruing, the Operating Partnership will prorate the Registration Default Damages payable with respect to such Note.

Notwithstanding anything herein to the contrary, the Registration Default Damages rate on the Securities shall not exceed in the aggregate 0.50% per annum and shall not be payable under more than one clause above for any given period of time, except that if Registration Default Damages would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Registration Default Damages rate shall be the higher rate of 0.50% per annum. Other than the Operating Partnership’s obligation to pay Registration Default Damages in accordance with this Section 2(d), none of the Operating Partnership, the Guarantor or the Subsidiary Guarantors will have any liability for damages with respect to a Registration Default.

(e)                Without limiting the remedies available to the Initial Purchasers and Holders, the Operating Partnership, the Guarantor and the Subsidiary Guarantors acknowledge that any failure by the Operating Partnership, the Guarantor or any Subsidiary Guarantor to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Operating Partnership’s, the Guarantor’s and the Subsidiary Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

3.                  Registration Procedures.

(a)                In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall as expeditiously as possible:

(i)                 prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Operating Partnership, the Guarantor and the Subsidiary Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii)               prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and to comply fully with the applicable provisions of Rule 424 and 430A under the Securities Act in a timely manner; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities. To the extent any Free Writing Prospectus is used, file with the SEC any Free Writing Prospectus that is required to be filed by the Operating Partnership, the Guarantor or the Subsidiary Guarantors with the SEC in accordance with the Securities Act and to retain any Free Writing Prospectus not required to be filed;

(iii)             in the case of a Shelf Registration, furnish to each Holder of Registrable Securities covered by the Shelf Registration Statement, to counsel for the Initial Purchasers, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and each Free Writing Prospectus and any amendment or supplement thereto, as such Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Operating Partnership, the Guarantor and the Subsidiary Guarantors consent to the use of such Prospectus and Free Writing Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or Free Writing Prospectus or any amendment or supplement thereto in accordance with applicable law;

(iv)              use their commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement becomes effective with the SEC; cooperate with such Holders in connection with any filings required to be made with FINRA; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that none of the Operating Partnership, the Guarantor or any Subsidiary Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or take any other action that would subject either of them to service of process in suits or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(v)                in the case of a Shelf Registration, notify each Holder of Registrable Securities covered by the Shelf Registration Statement, counsel for such Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (1) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective (other than the filing of documents to be incorporated by reference in a Registration Statement) or when any Free Writing Prospectus has been filed or any amendment or supplement to the Prospectus or Free Writing Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement, Prospectus or Free Writing Prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Operating Partnership, the Guarantor or any Subsidiary Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Operating Partnership, the Guarantor or any Subsidiary Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period a Shelf Registration Statement is effective that makes any statement made in such Registration Statement or the related Prospectus or any Free Writing Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or Free Writing Prospectus in order to make the statements therein not misleading and (6) of any determination by the Operating Partnership, the Guarantor or any Subsidiary Guarantor that a post-effective amendment to a Registration Statement would be appropriate, other than documents to be incorporated by reference in such Registration Statement;

(vi)              use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest practicable moment and provide prompt notice to each Holder of the withdrawal of any such order;

(vii)            in the case of a Shelf Registration, if requested, furnish to each selling Holder of Registrable Securities, without charge, at least one conformed copy of each Shelf Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(viii)          in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

(ix)              in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(5) hereof, use their commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus, any Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus or Free Writing Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall notify the Holders of Registrable Securities to suspend use of the Prospectus or Free Writing Prospectus, as the case may be, as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus or Free Writing Prospectus, as the case may be, until the Operating Partnership, the Guarantor and the Subsidiary Guarantors have amended or supplemented the Prospectus or Free Writing Prospectus, as the case may be, to correct such misstatement or omission;

(x)                a reasonable time prior to the filing of any Registration Statement, any Prospectus, any Free Writing Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or Free Writing Prospectus, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, to the selling Holders of Registrable Securities and their counsel) and make such of the representatives of the Operating Partnership, the Guarantor and the Subsidiary Guarantors as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the selling Holders of Registrable Securities or their counsel) available for discussion of such document; and the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall not, at any time after initial filing of a Registration Statement, file any Prospectus, any Free Writing Prospectus, any amendment of or supplement to a Registration Statement or a Prospectus, or a Free Writing Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the selling Holders of Registrable Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the selling Holders of Registrable Securities or their counsel) shall reasonably object;

(xi)              obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

(xii)            cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiii)          in the case of a Shelf Registration, make available for inspection at the Guarantor’s principal place of business by a representative of the selling Holders of the Registrable Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority of the Holders of Registrable Securities to be included in such Shelf Registration and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Operating Partnership and the Guarantor, and cause the respective officers, directors and employees of the Operating Partnership and the Guarantor to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement as is customary for similar due diligence examinations; provided that if any such information is identified by the Operating Partnership or the Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter);

(xiv)          if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Operating Partnership has received notification of the matters to be so included in such filing; and

(xv)            in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Operating Partnership and its subsidiaries and the Registration Statement, Prospectus, any Free Writing Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by the Operating Partnership, the Guarantor and the Subsidiary Guarantors to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Operating Partnership, the Guarantor and the Subsidiary Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent registered public accountants of the Operating Partnership, the Guarantor and the Subsidiary Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Operating Partnership, the Guarantor or any Subsidiary Guarantor, or of any business acquired by the Operating Partnership, the Guarantor or any Subsidiary Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Operating Partnership, the Guarantor and the Subsidiary Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

(b)                In the case of a Shelf Registration Statement, the Operating Partnership may require each Holder of Registrable Securities to furnish to the Operating Partnership such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Operating Partnership, the Guarantor and the Subsidiary Guarantors may from time to time reasonably request in writing.

(c)                In the case of a Shelf Registration Statement, each Holder of Registrable Securities covered in such Shelf Registration Statement agrees that, upon receipt of any notice from the Operating Partnership, the Guarantor and the Subsidiary Guarantors of the happening of any event of the kind described in Section 3(a)(v)(3) or Section 3(a)(v)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Operating Partnership, the Guarantor and the Subsidiary Guarantors, such Holder will deliver to the Operating Partnership, the Guarantor and the Subsidiary Guarantors all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d)                If the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall give any notice pursuant to Section 3(c) hereof to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Operating Partnership, the Guarantor and the Subsidiary Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Operating Partnership, the Guarantor and the Subsidiary Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 60 days (whether or not consecutive) in the aggregate during any 365-day period, provided that, if the event triggering the suspension relates to a proposed or pending material business transaction, the disclosure of which the board of directors of the Guarantor determines in good faith would be reasonably likely to impede the ability to consummate the transaction or would otherwise be seriously detrimental to the Operating Partnership, the Guarantor or the Subsidiary Guarantors, taken as a whole, the Operating Partnership, the Guarantor and the Subsidiary Guarantors may extend the suspension from 60 days in any 365-day period to 90 days in any 365-day period.

(e)                The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering, subject to the approval of the Operating Partnership, which approval shall not be unreasonably withheld.

4.                  Participation of Broker-Dealers in Exchange Offer.

(a)                The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Operating Partnership, the Guarantor and the Subsidiary Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b)                In light of the above, and notwithstanding the other provisions of this Agreement, the Operating Partnership, the Guarantor and the Subsidiary Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement for a period of up to 180 days after the last Exchange Date (as such period may be extended pursuant to Section 3(d) of this Agreement), if requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above. The Operating Partnership, the Guarantor and the Subsidiary Guarantors further agree that Participating Broker-Dealers shall be authorized to deliver such Prospectus (or, to the extent permitted by law, make available) during such period in connection with the resales contemplated by this Section 4.

(c)                The Initial Purchasers shall have no liability to the Operating Partnership, the Guarantor, any Subsidiary Guarantor or any Holder with respect to any request that they may make pursuant to Section 4(b) above.

5.                  Indemnification and Contribution.

(a)                The Operating Partnership, the Guarantor and each Subsidiary Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or information relating to any Holder furnished to the Operating Partnership in writing through the Representative or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Operating Partnership, the Guarantor and each Subsidiary Guarantor, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

(b)                Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Operating Partnership, the Guarantor, the Subsidiary Guarantors, the Initial Purchasers and the other selling Holders, the directors of the Operating Partnership and the Guarantor, each officer of the Operating Partnership, the Guarantor and the Subsidiary Guarantors who signed the Registration Statement and each Person, if any, who controls the Operating Partnership, the Guarantor, the Subsidiary Guarantors, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Operating Partnership in writing by such Holder expressly for use in any Registration Statement, any Prospectus and any Free Writing Prospectus. This indemnity provision shall be in addition to any liability that any such Holder may otherwise have to the Operating Partnership, the Guarantor or the Subsidiary Guarantors.

(c)                If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 5 except to the extent that it has been prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 5. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 5 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person upon the advice of counsel shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by the Representative, (y) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Operating Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Operating Partnership, the Guarantor and the Subsidiary Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Operating Partnership, the Guarantor and the Subsidiary Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Operating Partnership, the Guarantor and the Subsidiary Guarantors, on the one hand, and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Operating Partnership, the Guarantor and the Subsidiary Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                The Operating Partnership, the Guarantor, the Subsidiary Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Operating Partnership, the Guarantor or the Subsidiary Guarantors within the meaning of either the Securities Act or the Exchange Act, each officer of the Operating Partnership, the Guarantor or the Subsidiary Guarantors who shall have signed the Registration Statement and each director of the Operating Partnership, the Guarantor or the Subsidiary Guarantors shall have the same rights to contribution as the Operating Partnership, the Guarantor and the Subsidiary Guarantors, subject in each case to the applicable terms and conditions of this paragraph (e).

(f)                 The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g)                The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Operating Partnership, the Guarantor or the Subsidiary Guarantors or the officers or directors of or any Person controlling the Operating Partnership, the Guarantor or the Subsidiary Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6.                  General.

(a)                No Inconsistent Agreements. The Operating Partnership, the Guarantor and the Subsidiary Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Operating Partnership, the Guarantor or the Subsidiary Guarantors under any other agreement and (ii) none of the Operating Partnership, the Guarantor or any of the Subsidiary Guarantors has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b)                Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Operating Partnership, the Guarantor and the Subsidiary Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 6(b) shall be by a writing executed by each of the parties hereto.

(c)                Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Operating Partnership by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; (ii) if to the Operating Partnership, the Guarantor and the Subsidiary Guarantors, initially at the Operating Partnership’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c); and (iii) to such other persons at their respective addresses as provided in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)                Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Operating Partnership, the Guarantor or the Subsidiary Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e)                Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Operating Partnership, the Guarantor and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.

(f)                 Rule 144A. The Operating Partnership hereby agrees with each Holder, for so long as any Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A under the Securities Act.

(g)                Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

(h)                Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(i)                 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(j)                 Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Operating Partnership, the Guarantor, the Subsidiary Guarantors and the Initial Purchasers shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, void or unenforceable provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INNOVATIVE INDUSTRIAL PROPERTIES, INC.

By:	/s/ Catherine Hastings
Name: Catherine Hastings
Title: Chief Financial Officer and Treasurer

IIP OPERATING PARTNERSHIP, LP

By:	Innovative Industrial Properties, Inc.,
as the sole general partner

By:	/s/ Catherine Hastings
Name: Catherine Hastings
Title: Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

IIP-AZ 1 LLC
IIP-AZ 2 LLC
IIP-GP LLC
IIP-CO 1 LLC
IIP-CO 2 LLC
IIP-FL 1 LLC
IIP-FL 2 LLC
IIP-FL 3 LLC
IIP-IL 1 LLC
IIP-IL 2 LLC
IIP-IL 3 LLC
IIP-IL 4 LLC
IIP-IL 5 LLC
IIP-IL 6 LLC
IIP-MA 1 LLC
IIP-MA 2 LLC
IIP-MA 3 LLC
IIP-MA 4 LLC
IIP-MA 5 LLC
IIP-MA 6 LLC
IIP-MA 7 LLC
IIP-MD 1 LLC
IIP-MI 1 LLC
IIP-MI 2 LLC
IIP-MI 3 LLC
IIP-MI 4 LLC
IIP-MI 5 LLC
IIP-MI 6 LLC

IIP-MI 7 LLC
IIP-MI 8 LLC
IIP-MN 1 LLC
IIP-ND 1 LLC
IIP-NJ 1 LLC
IIP-NJ 2 LLC
IIP-NV 1 LLC
IIP-NY 1 LLC
IIP-NY 2 LLC
IIP-OH 1 LLC
IIP-OH 2 LLC
IIP-OH 3 LLC
IIP-OH 4 LLC
IIP-PA 1 LLC
IIP-PA 1 LLC
IIP-PA 2 LLC
IIP-PA 3 LLC
IIP-PA 4 LLC
IIP-PA 5 LLC
IIP-PA 6 LLC
IIP-PA 7 LLC
IIP-PA 8 LLC
IIP-TX 1 LLC
IIP-VA 1 LLC
IIP-WA 1 LLC

By:	IIP OPERATING PARTNERSHIP, LP,
as the sole member

	By:	Innovative Industrial Properties, Inc.,
as the sole general partner

	By:	/s/ Catherine Hastings
Name: Catherine Hastings
Title: Chief Financial Officer and Treasurer

2

IIP-CA 1 LP
IIP-CA 2 LP
IIP-CA 3 LP
IIP-CA 4 LP
IIP-CA 5 LP

By: IIP-GP LLC, its general partner

By: IIP Operating Partnership, LP, its sole member

By:	Innovative Industrial Properties, Inc., its general partner

	By:	/s/ Catherine Hastings
Name: Catherine Hastings
Title: Chief Financial Officer and Treasurer

3

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BTIG, LLC

By:	/s/ Dennis King
Name: Dennis King
Title: Managing Director

For itself and the other Initial Purchasers.

4